Investor Presentation 08 , NCI Building Systems Exhibit 99.1

Some comments made in this presentation are “ forward-looking”
statements, as defined in the Private Securities Litigation Reform Act of
1995. These forward-looking statements are subject to a number of risks and uncertainties that may cause the company’s actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially are industry cyclicality and seasonality; fluctuations in customer demand; raw material pricing and supply; the financial condition of the company’s raw material suppliers;
competitive activity and pricing pressure; ability to make strategic acquisitions accretive to earnings; general economic conditions affecting the construction industry; and ability to service or refinance our debt. Investors should refer to statements regularly filed by the company with the Securities and Exchange Commission for a discussion of additional factors which could affect the company’s operations and forward-looking statements made in this presentation. The company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements to reflect any changes in expectations.
Safe Harbor

It is our mission
to produce products and
systems, for the metal construction industry, of
enduring quality
that enhance the beauty, form
and
function
of structures in which people work,
live, play, learn, worship and use for storage and
protection.
Mission Statement

The Market

Nonresidential Market Segments 5

U.S. Nonresidential Activity
•
NCI’s end products are used predominantly in low rise construction
•
Low rise construction (5 stories or less) accounts for approximately 80-95% of total nonresidential construction
•
Low rise nonresidential construction has historically been less cyclical than the overall nonresidential construction industry
Change in Low Rise vs. Total Nonresidential Low Rise as a Percent of Total Nonresidential
6
Source: McGraw-Hill
Source: McGraw-Hill
Low Rise % of  Total
Total Non-Res                      Low Rise 0-5

Nonresidential Market Segments

NCI Historical End Markets
19% 19%
23%
18%
14%
11%
11%
38%
42%
45%
45%
23% 23%
21%
19%
22%
2%
2% 2% 1%
0%
20%
40%
60%
80%
100%
2005 2006 2007 LTM 4/27/08
Institutional Agriculture/Farm Commercial Industrial Other
Source: Management
•
NCI sells into a diverse set of both geographic and end markets whose unique demand drivers help to reduce earnings volatility throughout the cycle
•
As end markets trend toward more complex buildings, steel buildings are better suited to meet market demand
Key End Market Drivers
•
Industrial: Capacity Utilization; Global GDP
(Imports / Exports)
•
Agriculture / Farm: Emerging Market Demand;
Alternative Fuels
•
Commercial: Vacancy Rates; Unemployment
Levels
•
Institutional: Demographic Trends; Federal,
State and Local Fiscal Strength

NCI Overview

Historical Performance and Steel Price Volatility
(in millions)
Adjusted EBITDA
Operating Income a
a
Before Goodwill Amortization for fiscal years 1999-2001
CRU Steel
Price Index
9
The CRU North American Steel Price Index has been published by the CRU since 1994. It’s based on a survey of industry participants and is commonly used in the settlement of physical and financial contracts within the steel industry. The prices surveyed are purchases for forward delivery, according to lead time, which will vary by approximately two months. To better align with NCI’s fiscal year, the values shown are from October of each year. (1994 Index = 100)
Projected

NCI Update

LTM 4/27/08 Revenue by Segment LTM 4/27/08 EBITDA by Segment
•
Leading integrated manufacturer and marketer of
metal products for the nonresidential construction
industry
•
The Company reports operations in three segments
•
Metal Coil Coating
•
Metal Components
•
Engineered Building Systems
•
NCI is a market leader within its reported segments
Key Metrics
Metal Coil
Coating
6%
Metal
Components
37%
Engineered
Building
Systems
57%
Metal Coil
Coating
13%
Metal
Components
33%
Engineered
Building
Systems
54%
(Except stock price, $ in millions)
Ticker (NYSE) NCS
LTM 4/27/08 Revenue $1,674.9
LTM 4/27/08 EBITDA $186.9
EBITDA Margin 11.2%
Backlog as of 4/27/08 $448.8
Stock Price as of 4/27/08 $23.23
Stock Price as of 8/6/08 $37.16
Current Market Cap 8/6/08 $733.1

Leading Market Positions with Strong Brands
•
Strong market positions in all
operating segments
•
Marketed through a broad
network of builders and
distributors
•
Provides builders a large
variety of products and
services
•
Quality products and brands
drive premium pricing
11
Metal Building Components Engineered Building Systems
% Market % Market
Est. Rank Share Est. Rank Share
NCI 1 12% NCI 1 20%
Genesis (Fabral/Vicwest) 2 7% Butler/Varco 2 19%
Metal Sales 3 6% Nucor Building Systems 3 12%
McElroy 4 5% Others N/A 49%
Copper Sales/UNA Clad 5 5%
Englert 6 4%
Others N/A 61%
Total 100% Total 100%
Metal Coil Coating
Heavy Gauge Hot Rolled Steel Coating Light Gauge Coil Coating
% Market % Market
Est. Rank Share Est. Rank Share
NCI 1 45% Precoat Metals Division 1 19%
Hanna Steel 2 33% Roll Coater, Inc. 2 14%
Midwest Metal Coaters 3 10% NCI 3 10%
SDI 4 10% MSC Prefinish Metals 4 7%
Others N/A 2% Others N/A 50%
Total 100% Total 100%
Source:  2007 NCI/Strategic Decisions Group

NCI Segment Overview

Segment Metal Coil Coating Metal Components Engineered Building Systems
Focus
Cleaning, treating and painting flat rolled
metal coil substrates.
Metal roof and wall systems, metal
partitions, metal doors, etc.
Engineered building systems for low rise
nonresidential markets.
Key Products
Product Utilization
Used by manufacturers of metal
components and engineered building
systems (NCI's other segments used
approximately 62% of production). Also
sold to other manufacturers of painted
metal goods, such as the appliance
industry.
Roof and wall systems with specialized
product lines for architectural,
commercial/industrial, agricultural and
residential applications;  secondary
structural (purlins and girts), as well as
ancillary accessories such as doors and
trim.
Custom designed, engineered, ready for
assembly primary structural framing,
secondary structural members (purlins,
girts) and metal roofs / walls.
NCI Companies
LTM 4/27/08 Revenue $93.0MM $625.0MM $956.9MM
LTM 4/27/08 EBITDA
1
$31.1MM $78.3MM $126.4MM
1 Segment EBITDA excludes Corporate Costs of $48.9MM

Metal Coil Coating
PRODUCTS
CUSTOMERS
13
($ in thousands)
$26,123
$31,355
$25,356
$30,491
$31,645
$31,074
$0
$8,000
$16,000
$24,000
$32,000
$40,000
2003 2004 2005 2006 2007 LTM 4/27/08
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
EBITDA EBITDA Margin
EBITDA and EBITDA Margin Revenue and Operating Margin
LIGHT GAUGE
COIL COATING
HEAVY GAUGE
HOT ROLLED
STEEL COATING
Source: Management, Public Filings
Source:  2007 NCI/Strategic Decisions Group
Note: Does not include in-house painters
Roll Coater
14%
Others
50%
MSC
Prefinish
Metals
7%
NCI
10%
Precoat Metals
Division
19%
Hanna Steel
33%
NCI
45%
SDI
10%
Others
2%
Midwest
Metal
Coaters
10%
($ in thousands)
$127,347
$122,809
$110,758
$117,873
$83,583
$92,997
$0
$30,000
$60,000
$90,000
$120,000
$150,000
2003 2004 2005 2006 2007 LTM 4/27/08
0.0%
6.0%
12.0%
18.0%
24.0%
30.0%
Third Party Revenue Operating Margin
Manufacturers of
painted steel
products
Cleans, treats, coats and
paints flat-rolled metal
coil substrates
Slits and/or embosses
coated coils

Metal Components
PRODUCTS CUSTOMERS

EBITDA and EBITDA Margin Revenue and Operating Margin
Source: Management, Public Filings
Source:  2007 NCI/Strategic Decisions Group
Others
61%
Englert
4%
Genesis
(Fabral/Vicwest)
7%
Metal Sales
6%
McElroy Metal
5%
NCI
12%
Copper Sales/
UNA Clad
5%
($ in thousands)
$473,499
$547,959
$567,005
$670,836
$613,324
$624,958
$0
$140,000
$280,000
$420,000
$560,000
$700,000
2003 2004 2005 2006 2007 LTM 4/27/08
0.0%
3.0%
6.0%
9.0%
12.0%
15.0%
Third Party Revenue Operating Margin
($ in thousands)
$54,893
$82,785
$86,377
$101,692
$70,666
$78,267
$0
$22,000
$44,000
$66,000
$88,000
$110,000
2003 2004 2005 2006 2007 LTM 4/27/08
0.0%
4.0%
8.0%
12.0%
16.0%
20.0%
EBITDA EBITDA Margin
Small, medium and
large contractors
Specialty roofers
Regional fabricators
Engineered building
fabricators
Distributors / Lumberyards
End users
Pre-formed metal roof and
wall systems
Secondary structural
members
Flashings and accessories
Roll-up and sectional doors
and interior partition
systems

Engineered Building Systems
PRODUCTS CUSTOMERS

EBITDA and EBITDA Margin
Revenue and Operating Margin
($ in thousands)
$24,189
$40,489
$53,775
$83,304
$117,047
$126,396
$0
$30,000
$60,000
$90,000
$120,000
$150,000
2003 2004 2005 2006 2007 LTM 4/27/08
0.0%
4.0%
8.0%
12.0%
16.0%
20.0%
EBITDA EBITDA Margin
Source:  2007 NCI/Strategic Decisions Group
Source: Management, Public Filings
NCI
20%
Others
49%
Nucor Building
Systems
12%
Butler
Manufacturing/
Varco Pruden
19%
($ in thousands)
$297,304
$414,095
$452,303
$781,773
$927,366
$956,920
$0
$200,000
$400,000
$600,000
$800,000
$1,000,000
2003 2004 2005 2006 2007 LTM 4/27/08
0.0%
3.0%
6.0%
9.0%
12.0%
15.0%
Third Party Revenue Operating Margin
Builder Network
General Contractors
Developers
Custom fabrication
customers
End Users
Engineered custom use
buildings
Commercial and Industrial
buildings
Self-storage mini-warehouses
Insulated roof and wall panels
Long Bay
®
System

Efficient Distribution Model

NCI Metal Coil Coating
NCI Metal Components
NCI Engineered Building Systems
Manufacturing Plants
•
43 manufacturing plants in 18
states and Mexico, as well as
sales and distribution facilities
throughout the United States
and Canada
•
Places manufacturing and
distribution operations closer to
our customers
•
Faster and lower cost delivery
•
Reduces the need for substantial
labor, machinery and inventory
investments at each facility
•
Reduces the impact of regional
economic cycles

•
High volume steel purchaser
•
Each segment uses similar types of steel
•
Allows Company to obtain better pricing
and service from suppliers
•
Ability to receive contract pricing without
long term contracts
•
Close management of raw material purchases
•
Proven ability to pass along steel price
increases
•
Automation of manufacturing process
•
Employment of nationwide distribution network
•
Efficient engineering and drafting systems
allowing for higher complexity work
•
Plants located in low-cost regions
•
Material resource planning
•
Lower scrap / material waste
Engineered Buildings Steel Cost Increases  vs.
Sales Price Increases
NCI Annual Steel Spend in 2007
Note: Pricing estimates were used prior to 2003
% of Total
Steel Vendor Steel Spend
A 26%
B 8%
C 7%
D 6%
E 5%
F 4%
G 3%
Top 7 Steel Vendors 59%
All Other Steel Suppliers 41%
Prudent Cost Management
-25%
-5%
15%
35%
55%
75%
Q1-00 Q1-01 Q1-02 Q1-03 Q1-04 Q1-05 Q1-06 Q1-07
Cumulative Sales Price Change Cumulative Cost Change

Volume (Tons)
Price (per Ton)
8%
10%
12%
14%
16%
18%
20%
22%
1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15%
Volume vs. Price Changes
And the Effect on Operating Income Margin
1% Increase in Volume or Price

Capital Spending Plan
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
1st Quarter 2nd Quarter 3rd Quarter 4th Quarter
Total 2008 Plan $38 million
Actual Spend
Planned Spend
19
IT
18%
Growth/Capacity
39%
Repair/
Replacement
31%
Cost
Reduction
7%
Safety/
Environmental
5%

Strategy

Integrated Business Model Well Positioned for Growth

•
Vertically integrated producer
•
Positioned to capitalize on material
conversion trends and green initiative
•
Faster turnaround times – majority of
orders are completed in 1 – 3 months
•
Metal continues to gain greater market share
•
Metal roofs currently account for less
than 10% of total roofing material
expenditures
•
Current NCI backlog remains very strong
and builder network continues to grow
•
Actively pursue market leading initiatives
•
Green initiative
•
Supply chain efficiency and automation
•
Increase awareness and pull demand
from end markets
•
Engineering advances to increase design
complexity
Projected Green Building Market
Metal Growth
$0
$90
$180
$270
$360
$450
2007 2008 2009 2010 2011 2012
Expected Green Metal Buildings Market Incremental Green Opportunity
($ in millions)
Source:  MBMA, McGraw-Hill and Management Estimates
Source:  2007 NCI/Strategic Decisions Group
0
120
240
360
480
600
2001 2002 2003 2004 2005 2006
25%
29%
33%
37%
41%
45%
Low Rise Square Footage Percent Metal
(millions)

2008 Five-Year Growth Strategy
Corporate-Wide Initiatives
•
Implement more Supply Chain automation and efficiencies to allow for more cost reductions across all divisions
•
Accumulate cash for debt repayment or stock repurchase
•
Successfully capture share of growing Green building market
•
Continue to identify and assess opportunistic acquisitions
•
Continue to focus on delivering quality products and customer service
Coatings Division
•
Substantially increase Coatings Division external package sales
•
Targeting $2 - 4 million addition to bottom line
Components Division
•
Expand Insulated Panel product offering through OEM purchase arrangement and start construction of new plant
•
Maintain pricing discipline in Components business
•
Begin ERP upgrade in Components Division to allow greater automation
•
Continue rollout of Components web-based order entry system
Buildings Division
•
Continue RCC merger integration
•
$25 million in synergies by 2010
•
Common Engineering and Drafting Systems
•
Sharing of best practices
•
Further integration of RCC into Hub and Spoke Distribution model
•
Expand low-cost Frame plant
•
Deploy web-based pricing software for small buildings to NCI’s Builder Networks

Financial Data

NCI Performance vs. The Industry
Overall Nonresidential Construction Spending
Source:  FW Dodge
NCI
MBCI
$550
$696
$816
After Merger
Outstanding Debt
EBITDA LTM
$865
$937
$1018
$955 $953
$898
$1,085
$1,130
$1,570
$1,624
Sharp downturn
Best-ever industry growth

For Fiscal Quarters 2004 through Q2 2008 Net Income [in millions] SALES [in millions] Quarterly Sales & Net Income 25

Sales $408 ($ in millions) NCI MBCI After Merger $408 26

* Adjusted EBITDA is defined in the Company’s credit facilities and is calculated on Appendix I and II. ($ in millions) Adjusted EBITDA * Projected 27

Operating Segment Results
Fiscal Year 2006 vs. Fiscal Year 2007
Fiscal Year 2006
THIRD PARTY SALES
$1,570 million
Fiscal Year 2006
OP PROFIT
$189 million*
Fiscal Year 2007
THIRD PARTY SALES
$1,624 million
Fiscal Year 2007
OP PROFIT
$187 million*
* Before Corporate Expenses.
28
Engineered Building Systems
50%
Metal Components
43%
Metal Coil Coating
7%
Engineered Building Systems
38%
Metal Components
49%
Metal Coil Coating
13%
Engineered Building Systems
54%
Metal Components
32%
Metal Coil Coating
14%
Engineered Building Systems
57%
Metal Components
38%
Metal Coil Coating
5%

63,729
35,535
40,005
3,923
6,095
149,287
42,041
947
75
20,086
36,122
50,016
149,287
Cash Flow
a
Before cumulative effect of change in accounting principle
b
Excludes $180,000 convertible debt
C
Excludes $200,000 additional term loan borrowings
2005
2003 2002 2001 2000 1999 2004
2006
22,800
23,007
23,191
2,401
4,161
75,560
17,912
48,550
- - -
4,310
114
4,674
75,560
31,314
22,883
3,949
2,931
6,878
67,955
9,175
70,200
- - -
- - -
175
(11,595)
67,955
16,535
34,866
26,331
3,020
8,210
88,962
15,026
49,380
- - -
5,521
909
18,126
88,962
44,407
33,487
(6,347)
721
4,456
76,724
28,885
16,105
- - -
24,408
20,416
(13,090)
76,724
44,577
28,542
18,098
952
(5,002)
87,167
33,262
42,415
- - -
- - -
- - -
11,490
87,167
44,890
22,974
(50,139)
16,409
9,321
43,455
9,327
32,050
8,060
- - -
- - -
(5,982)
43,455
55,951
24,488
31,654
9,362
7,292
128,747
19,524
23,700
4,954
27,399
40,676
12,494
128,747
73,796
31,089
12,699
8,518
8,551
134,653
27,056
78,511
594
366,598
37,572
(375,678)
134,653
($ in thousands)
b
a
2007
c
Net Income
Depreciation & Amortization
Changes in Working Capital
Proceeds from Stock Options Exercised
Other
Total Sources of Cash
Capital Expenditures
Debt Repayment, Net
Payment of Refinancing
Acquisitions
Repurchase of Stock
Increase (Decrease) in Cash
Total Uses of Cash
SOURCES
USES

$   11
$ 315
$ 180
$     3
$ 518
$ 511
$1,029
50
50
6.5 X
2.8 X
2.8 X
$   36
$ 293
$ 180
$     2
$ 475
$ 564
$1,039
46%
44%
7.0 X
2.5 X
2.3 X
$   75
$ 315
$ 180
$     2
$ 497
$ 540
$1,037
48%
44%
6.1 X
2.8 X
2.4 X
July 29, 2007
Capitalization
Current Debt Ratings:  Moody’s – Ba2
S & P – BB/stable
($ in millions)
Oct. 29, 2006
$   25
$ 315
$ 180
$     3
$ 498
$ 499
$997
50%
49%
7.3 X
2.7 X
2.6 X
Cash
$125 Million Revolver due 2009
$400 Million Term Loan due 2010
$180 Million Convertible Notes due 2024
Industrial Revenue Bond
Total Debt
Total Stockholders’ Equity
Total Book Capitalization
Total Debt/Book Capitalization
Net Debt/Book Capitalization
LTM EBITDA/Interest
Total Debt/LTM EBITDA
Net Debt/LTM EBITDA
-
$
-
$
20
$
%
%
%
%
%
%
Jan. 28, 2007
NCI completed the acquisition of Garco on January 31, 2007. Existing cash of $15.4 million and stock of $1.8 million were utilized to fund the purchase price.
a
$     5
$   44
$ 315
$ 180
$     3
$ 542
$ 512
$1,054
51
51
5.9 X
3.0 X
3.0 X
Apr. 29, 2007
-
$
Apr. 27, 2008 Oct. 28, 2007
-
$
a
30
Jan. 27, 2008
$   26
$ 293
$ 180
$     2
$ 475
$ 546
$1,021
47%
45%
6.1 X
2.7 X
2.6 X
-
$
$     7
$ 315
$ 180
$     2
$ 497
$ 535
$1,032
48
48
6.1 X
2.8 X
2.7 X
b
Debt excludes $3.2 million for a note payable related to insurance premiums.
b

Debt/Total Book Capitalization Debt/Total Book Capitalization * Net Debt/Book Capitalization 31

Appendix I
Reconciliation of Quarterly Adjusted EBITDA To Net Income
Note:  Adjusted EBITDA is defined in the Company’s credit facilities, as amended from time to time.
($ in thousands)
Trailing
12 mo.
69,141
44,271
26,382
36,372
- - -
10,775
- - -
186,941
19,808
15,691
3,615
6,373
- - -
1,183
- - -
46,670
Q1
2005
Q4
2004
Q3
2004
Q2
2004
Q1
2004
5,768
4,041
4,578
5,673
793
- - -
- - -
20,853
7,693
5,267
4,304
5,787
1,209
- - -
- - -
24,260
8,395
6,683
3,736
5,749
1,228
336
9,879
36,006
23,034
13,776
2,508
5,765
1,850
347
- - -
47,280
10,722
7,333
3,091
5,803
1,448
705
- - -
29,102
Q2
2005
10,732
7,149
3,524
5,806
1,494
952
- - -
29,657
Q3
2005
14,689
10,087
3,923
6,506
907
844
- - -
36,956
Q4
2005
Q1
2006
12,893
8,252
4,119
6,267
- - -
1,895
- - -
33,426
Q2
2006
11,179
7,186
5,368
6,776
- - -
2,138
- - -
32,647
Q3
2006
21,675
12,655
7,969
8,554
- - -
2,111
- - -
52,964
Q4
2006
28,049
17,143
7,231
8,692
- - -
1,017
- - -
62,132
Q1
2007
Q2
2007
Q3
2007
Q4
2007
10,453
6,628
7,235
8,156
- - -
1,860
- - -
34,332
6,511
4,309
7,363
7,918
- - -
2,288
- - -
28,389
21,328
13,846
7,149
9,308
- - -
2,262
- - -
53,893
25,437
16,313
6,853
9,301
- - -
2,200
- - -
60,104
Net Income
Income Taxes
Interest  Expense
Depreciation &
Amortization
401(k)
Stock Contributions
Stock-Based
Compensation
Debt Refinancing
ADJUSTED EBITDA
Q1
2008
7,510
4,702
6,847
9,131
- - -
2,871
- - -
31,061
32
Q2
2008
14,866
9,410
5,533
8,632
- - -
3,442
- - -
41,883

Appendix II
Reconciliation of Annual Adjusted EBITDA To Net Income
Note:  Adjusted EBITDA is defined in the Company’s credit facilities, as amended from time to time.
a
Includes a non-cash charge of $67.4 million from adopting SFAS No. 142, Goodwill and Other Intangible Assets
($ in thousands)
Net Income
Income Taxes
Interest Expense
Depreciation &
Amortization
401(k)
Stock Contributions
Stock-Based
Compensation
Non-Cash Real Estate
Write Down, Net of Tax
Debt Refinancing
Cumulative Effects of
Accounting Change,
Net of Tax
ADJUSTED EBITDA
17,032
10,023
56
3,226
775
- - -
- - -
- - -
- - -
31,112
24,814
15,076
108
5,791
1,155
- - -
- - -
- - -
- - -
46,944
27,887
16,238
163
7,876
1,604
- - -
- - -
- - -
- - -
53,768
37,318
24,531
20,756
17,818
2,219
- - -
- - -
- - -
- - -
102,642
44,577
32,294
35,449
28,542
4,144
- - -
- - -
1,001
- - -
146,007
16,535
16,151
33,090
34,866
3,491
- - -
1,330
- - -
- - -
105,463
(33,773)
19,970
21,591
22,883
3,581
- - -
- - -
808
65,087
100,147
22,800
14,758
19,777
23,007
3,229
- - -
391
- - -
- - -
83,962
55,951
40,260
14,153
24,488
3,849
3,684
- - -
- - -
- - -
142,385
44,890
29,767
15,126
22,974
5,080
683
- - -
9,879
- - -
128,399
44,407
32,866
39,069
33,487
3,677
- - -
- - -
- - -
- - -
153,506
63,729
41,096
28,600
34,683
- - -
8,610
- - -
- - -
- - -
176,718
a
2003 2002 2001 2000 1995 1996 1997 1998 1999
2005
2004
2007
73,796
45,236
24,687
30,289
- - -
7,161
- - -
- - -
- - -
181,169
2006

63,844
43,019
20,825
5,761
161,096
23,376
137,720
9,122
218,449
9,082
209,367
15,741
443,389
75,477
367,912
17,475
15%
6%
28%
36%
37%
7%
49%
57%
8%
100%
100%
5%
142,446
95,776
46,670
9,400
331,372
47,835
283,537
28,825
465,231
17,806
447,425
41,598
939,049
161,417
777,632
48,008
(           )
(           )
(           )
(             )
123,063
85,807
37,256
10,404
318,117
46,214
271,903
21,208
436,690
18,436
418,254
36,442
877,870
150,457
727,413
41,708
(           )
(           )
(           )
(             )
80,171
52,883
27,288
6,705
176,534
26,031
150,503
17,734
248,503
10,151
238,352
22,729
505,208
89,065
416,143
29,512
(           )
(           )
(           )
(           )
(           )
(           )
(         )
(           )
Appendix III
Reconciliation of Segment Sales to Third Party Segment Sales
Metal Coil Coating
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Metal Components
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Engineered Building Systems
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Consolidated
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Q2 2007 Q2 2008
YTD Q2 2007 YTD Q2 2008
15%
6%
20%
35%
36%
10%
50%
58%
9%
100%
100%
6%
14%
5%
28%
36%
37%
8%
50%
58%
9%
100%
100%
6%
16%
7%
25%
35%
36%
12%
49%
57%
10%
100%
100%
7%
($ in thousands)

NCI Building Systems, Inc. 10943 N. Sam Houston Parkway West Houston, Texas 77064 281.897.7788 NYSE Symbol: NCS www.ncilp.com